                                                                 EXHIBIT 10.28.2

GENERAL DYNAMICS
Armament and Technical Products

September 23, 2003
In response reply to 03DAP09-0025

American Technology Corporation
13114 Evening Creek Drive S.
San Diego, CA 92128 USA

Attention: Terry Conrad/Carl Gruenler

Reference: License and Remarketer Agreement between American Technology Corporation ("ATC") and Bath Iron Works Corporation (BIW), dated February 13, 2003 ("License").

Effective September 4, 2003, the referenced License was assigned, pursuant to
Article 13(e) therein, from BIW to its Affiliate, General Dynamics Armament and Technical Products, Inc., located at 128 Lakeside Avenue, Burlington, Vermont 05401-4985 ("GDATP").

Pursuant to Article 13(i) of the License, GDATP requests all future notices be delivered to:

     Director of Contracts
     General Dynamics Armament and Technical Products, Inc.
     128 Lakeside Avenue
     Burlington, Vermont 05401-4985     Fax: (802) 657-7203

With a copy to:

     General Counsel
     General Dynamics Armament and Technical Products, Inc.
     128 Lakeside Avenue
     Burlington, Vermont 05401-4985     Fax: (802) 657-6590

Please direct any questions to the undersigned.

Sincerely,


/s/ Duane A. Patrick

Duane A. Patrick
Manager, Contracts Operations